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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 10549

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                                   FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


                      CONTINENTAL MEDICAL SYSTEMS, INC.
             --------------------------------------------------
             (Exact name of registrant as specified in charter)

Date of Report (Date of earliest event reported):  March 31, 1995
                                                   --------------

     Delaware                     0-15088                 51-0287965
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   (State or other              (Commission             (IRS Employer
  jurisdiction of                File Number)          Identification No.)


                  600 Wilson Lane, Mechanicsburg, PA  17055
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          (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code   717-790-8300
                                                   --------------

                                Not applicable
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     (Former name or former address, if changed since last report.)


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Item 5.  OTHER EVENTS.

         On March 31, 1995, Continental Medical Systems, Inc. ("CMS") entered into an Agreement and Plan of Merger, dated as of March 31, 1995, among CMS, Horizon and CMS Merger Corporation ("Merger Sub"), a wholly owned subsidiary of Horizon (the "Merger Agreement"). Pursuant to the Merger Agreement, and subject to the satisfaction of the conditions and agreements set forth therein, Merger Sub will be merged with and into CMS, with the consequence that CMS will become a wholly-owned subsidiary of Horizon.
At the same time, CMS's board of directors amended CMS's stockholders' rights plan to provide that the rights plan would not apply to the transactions contemplated by the Merger Agreement.

         Under the terms of the Merger Agreement, stockholders of CMS will receive shares of Horizon common stock for their shares of CMS common stock, calculated as provided in the Merger Agreement.

         Also executed on March 31, 1995 were (i) The Stock Option Agreement, dated as of March 31, 1995, by and among Horizon and CMS (The "Stock Option Agreement"); and (ii) The Voting Agreement, dated as of March 31, 1995, between Horizon and certain stockholders of CMS named therein (the "Voting Agreement"). The Merger Agreement, the Stock Option Agreement, the Voting Agreement and the Joint Press Release of Horizon and CMS, dated March 31, 1995 (The "Joint Press Release") are filed as Exhibits 2.1, 2.2, 2.3 and 99 hereto, respectively, and are specifically incorporated herein by reference.


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Item 7.  Financial Statement and Exhibits.

2.1 Agreement and Plan of Merger, dated as of March 31, 1995, by and among Horizon, Merger Sub and CMS.

2.2 Stock Option Agreement, dated as of March 31, 1995, by and among Horizon and CMS.

2.3 Voting Agreement, dated as of March 31, 1995, between Horizon and Stockholders of CMS named herein.

4.1 Amendment No. 1, dated as of March 31, 1995, to the Rights Agreement, dated as of March 11, 1991 between CMS and Mellon Bank, N.A.

99   Joint Press Release, dated as of March 31, 1995, of CMS and Horizon.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CONTINENTAL MEDICAL SYSTEMS, INC.

Dated:  April 10, 1995                By: /s/ David G. Nation
                                         --------------------------------------
                                      Name: David G. Nation
                                      Title: Senior Vice President, Secretary
                                             and General Counsel